Exhibit 99.2

Old National Bancorp Financial Trends Fourth Quarter 2014 February 2, 2015

Please direct inquiries to:

Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322

or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290

Notes: -Summations may not equal due to rounding.

Old National Bancorp

Financial Summary

Fourth Quarter 2014

					2013				2014
2011	2012	2013	2014		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Profitability (in millions)
$72.5	$91.7	$100.9	$103.7	Net Income (Loss)	$23.9	$28.5	$23.9	$24.5	$26.5	$18.8	$29.1	$29.3
72.5	91.7	100.9	103.7	Net Income (Loss) Avail. to Common Shareholders	23.9	28.5	23.9	24.5	26.5	18.8	29.1	29.3

				Diluted EPS
$0.76	$0.95	$1.00	$0.95	Net Income (Loss) Avail. to Common Shareholders	$0.24	$0.28	$0.23	$0.25	$0.26	$0.18	$0.26	$0.25

				Ratios - Net Income
7.24%	8.34%	8.54%	7.91%	Return on Average Common Equity	8.00%	9.51%	8.23%	8.40%	9.03%	6.00%	8.54%	8.06%
0.86%	1.04%	1.05%	0.99%	Return on Average Assets	1.01%	1.18%	1.00%	1.02%	1.12%	0.75%	1.07%	1.03%
73.80%	71.83%	68.61%	70.03%	Efficiency Ratio (2)	68.34%	66.52%	72.96%	66.56%	67.77%	75.85%	67.41%	69.54%
3.87%	4.23%	4.02%	4.22%	Net Interest Margin (FTE)	4.04%	3.97%	3.96%	4.11%	4.22%	4.07%	4.78%	3.83%

				Capital Ratios:
				Risk-Based Capital Ratios (EOP):
13.5%	13.6%	14.3%	12.9%	Tier 1	14.1%	14.4%	14.2%	14.3%	14.8%	14.0%	13.0%	12.9%
15.0%	14.7%	15.2%	13.6%	Total	15.1%	15.4%	15.1%	15.2%	15.7%	14.7%	13.8%	13.6%
8.3%	8.5%	8.9%	8.8%	Leverage Ratio (to Average Assets)	8.7%	8.8%	8.8%	8.9%	9.3%	9.3%	8.9%	8.8%

11.94%	12.49%	12.33%	12.57%	Total Equity to Assets (Averages)	12.64%	12.40%	12.12%	12.16%	12.38%	12.49%	12.58%	12.79%
8.97%	9.01%	8.52%	8.09%	Tangible Common Equity to Tangible Assets (1)	8.96%	8.65%	8.41%	8.52%	8.82%	8.42%	8.23%	8.09%

				Per Common Share Data:
0.28	0.36	0.40	0.44	Cash Dividends Declared	0.10	0.10	0.10	0.10	0.11	0.11	0.11	0.11
37%	38%	40%	46%	Dividend Payout Ratio	42%	35%	42%	41%	41%	61%	42%	44%
10.92	11.81	11.64	12.54	Common Book Value (EOP)	11.83	11.57	11.51	11.64	11.84	12.07	12.35	12.54
11.65	11.87	15.37	14.88	Market Value (EOP)	13.75	13.83	14.20	15.37	14.91	14.28	12.97	14.88
7.89	8.17	7.85	7.67	Tangible Common Book Value (1)	8.23	7.96	7.75	7.85	8.08	7.92	7.69	7.67

				Other Statistics
2,551	2,684	2,608	2,938	Full Time Equivalent Employees	2,589	2,578	2,658	2,608	2,570	2,653	2,920	2,938

FTE - Fully taxable equivalent basis

EOP - End of period actual balances

(1)	See Non-GAAP Reconciliation on Page 9.
(2)	Efficiency ratio is defined as noninterest expense before amortization of intangibles as a percent of FTE net interest income and noninterest revenues, excluding net gains from securities transactions. This presentation excludes intangible amortization and net securities gains, as is common in other company releases, and better aligns with true operating performance.

Old National Bancorp

INCOME STATEMENT

($ In Millions except EPS information)

Twelve Months		Change			Fourth Quarter		Change
2014	2013	$	%		2014	2013	$	%
$389.7	$341.8	$47.9	14.0%	Interest Income	$97.3	$86.1	$11.2	13.0%
23.4	24.4	(1.0)	-4.2%	Less: Interest Expense	7.3	4.9	2.3	47.2%

366.4	317.4	48.9	15.4%	Net Interest Income	90.0	81.2	8.9	10.9%

28.7	23.5	5.2	22.3%	Wealth Management Fees	8.3	5.9	2.4	40.1%
47.4	49.6	(2.1)	-4.3%	Service Charges on Deposit Accounts	12.0	12.8	(0.8)	-6.0%
25.8	25.0	0.8	3.3%	Debit Card and ATM Fees	6.8	7.0	(0.2)	-3.1%
6.0	4.4	1.6	36.1%	Mortgage Banking Revenue	2.4	0.6	1.8	300.4%
41.5	38.5	3.0	7.8%	Insurance Premiums and Commissions	9.9	9.4	0.6	6.0%
17.1	16.0	1.1	7.0%	Investment Product Fees	4.5	3.9	0.6	14.9%
6.9	7.5	(0.5)	-7.1%	Company-owned Life Insurance	2.0	1.5	0.5	33.7%
(43.2)	(9.3)	(33.9)	364.7%	Change in Indemnification Asset	(6.2)	(3.4)	(2.9)	85.3%
24.6	26.1	(1.4)	-5.5%	Other Income	6.0	6.4	(0.5)	-7.1%

155.0	181.2	(26.2)	-14.5%	Total Fees, Service Charges & Other Rev.	45.6	44.1	1.5	3.4%

9.7	3.3	6.4	191.3%	Gains (Losses) Sales of Securities (1)	4.9	0.3	4.5	1303.6%
0.4	0.2	0.2	106.5%	Gains (Losses) Derivatives	0.1	0.0	0.1	255.7%

165.1	184.8	(19.6)	-10.6%	Total Noninterest Income	50.5	44.4	6.1	13.6%

531.5	502.2	29.3	5.8%	Total Revenues	140.5	125.6	14.9	11.9%

219.3	202.4	16.9	8.3%	Salaries and Employee Benefits	58.2	51.0	7.3	14.2%
49.1	48.4	0.7	1.5%	Occupancy	12.7	11.7	1.1	9.1%
12.5	11.9	0.6	4.8%	Equipment	2.9	2.9	0.0	1.1%
9.6	7.2	2.4	33.0%	Marketing	2.6	1.9	0.7	38.3%
25.4	21.6	3.8	17.5%	Data Processing	6.9	5.0	1.9	38.0%
10.5	10.5	(0.0)	-0.4%	Communication	2.9	2.6	0.3	11.9%
16.4	11.9	4.4	37.2%	Professional Fees	3.7	2.3	1.4	62.0%
6.1	7.0	(0.9)	-12.4%	Loan Expenses	1.7	1.5	0.2	13.0%
3.0	2.4	0.6	25.3%	Supplies	0.7	0.5	0.2	44.0%
6.3	5.1	1.2	22.8%	FDIC Assessment	1.7	1.5	0.2	13.3%
3.1	4.1	(1.0)	-24.9%	Other Real Estate Owned Expense	0.3	0.1	0.2	191.9%
9.1	8.2	1.0	11.7%	Intangible Amortization	2.8	1.9	0.8	42.5%
16.2	21.3	(5.1)	-24.0%	Other Expense	2.9	5.4	(2.5)	-46.4%

386.4	362.0	24.5	6.8%	Total Noninterest Expense	100.1	88.2	11.9	13.5%

3.1	(2.3)	5.4	N/M	Provision for loan losses	0.9	2.3	(1.4)	-61.4%

142.0	142.5	(0.6)	-0.4%	Income (loss) before Income Taxes	39.6	35.2	4.4	12.5%

38.3	41.6	(3.3)	-7.9%	Total Taxes	10.3	10.6	(0.3)	-2.8%

$103.7	$100.9	$2.7	2.7%	Net Income (Loss)	$29.3	$24.5	$4.7	19.1%

				Diluted EPS
$0.95	$1.00	$(0.06)	-5.8%	Net Income (Loss) Avail to Common	$0.25	$0.25	$(0.01)	-5.1%

				Average Common Shares Outstanding (000’s)
107,818	100,712	7,105	7.1%	Basic	115,924	100,153	15,771	15.7%
108,365	101,198	7,167	7.1%	Diluted	116,592	100,718	15,873	15.8%

116,847	99,859	16,989	17.0%	Common Shares Outstanding (EOP) (000’s)	116,847	99,859	16,989	17.0%

(1)	Includes $4.9 million of net gains and $0.0 million of OTTI in 4Q14 and $1.3 million of net gains and $1.0 million of OTTI in 4Q13.

Includes $9.8 million of net gains and $0.1 million of OTTI in YTD 2014 and $4.3 million of net gains and $1.0 million of OTTI in YTD 2013.

EOP - End of period actual balances N/M = Not meaningful OTTI - Other Than Temporary Impairment

Old National Bancorp

NET INCOME TRENDS

Fourth Quarter 2014

($ In Millions except EPS information)

					2013				2014
2011	2012	2013	2014		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$326.6	$344.7	$341.8	$389.7	Interest Income	$86.1	$85.7	$83.9	$86.1	$88.3	$89.5	$114.6	$97.3
53.7	35.9	24.4	23.4	Less: Interest Expense	7.1	6.5	5.9	4.9	4.8	5.0	6.3	7.3

272.9	308.8	317.4	366.4	Net Interest Income	79.0	79.2	78.0	81.2	83.5	84.5	108.4	90.0

20.5	21.5	23.5	28.7	Wealth Management Fees	5.7	6.4	5.5	5.9	5.8	7.5	7.2	8.3
51.9	51.5	49.6	47.4	Service Charges on Deposit Accounts	11.1	11.8	13.9	12.8	11.1	11.8	12.5	12.0
25.2	24.0	25.0	25.8	Debit Card and ATM Fees	5.8	5.9	6.2	7.0	5.7	6.5	6.8	6.8
3.3	3.7	4.4	6.0	Mortgage Banking Revenue	1.3	1.6	1.0	0.6	0.6	1.3	1.7	2.4
37.0	37.1	38.5	41.5	Insurance Premiums and Commissions	10.9	9.3	8.9	9.4	12.0	9.8	9.8	9.9
11.1	12.7	16.0	17.1	Investment Product Fees	3.6	4.1	4.5	3.9	3.9	4.1	4.7	4.5
5.3	6.5	7.5	6.9	Company-owned Life Insurance	1.6	1.6	2.7	1.5	1.5	1.6	1.8	2.0
0.4	(3.4)	(9.3)	(43.2)	Change in Indemnification Asset	(2.3)	(1.5)	(2.1)	(3.4)	(7.3)	(10.5)	(19.1)	(6.2)
20.1	21.7	26.1	24.6	Other Income	7.6	5.1	7.0	6.4	6.7	5.7	6.3	6.0

174.6	175.4	181.2	155.0	Total Fees, Service Charges & Other Rev.	45.3	44.3	47.5	44.1	39.9	37.9	31.7	45.6

7.3	13.6	3.3	9.7	Gains (Losses) Sales of Securities (1)	1.0	1.8	0.2	0.3	0.5	1.7	2.7	4.9
1.0	0.8	0.2	0.4	Gains (Losses) Derivatives	(0.0)	0.1	0.0	0.0	0.2	0.1	0.0	0.1

182.9	189.8	184.8	165.1	Total Noninterest Income	46.3	46.2	47.8	44.4	40.6	39.7	34.4	50.5

455.8	498.6	502.2	531.5	Total Revenues	125.4	125.4	125.8	125.6	124.0	124.1	142.8	140.5

189.5	193.9	202.4	219.3	Salaries and Employee Benefits	51.0	48.7	51.8	51.0	51.4	55.1	54.6	58.2
51.1	50.9	48.4	49.1	Occupancy	12.1	12.0	12.6	11.7	10.9	12.7	12.7	12.7
11.7	11.7	11.9	12.5	Equipment	2.9	2.8	3.3	2.9	3.0	3.2	3.3	2.9
6.0	7.5	7.2	9.6	Marketing	1.2	1.9	2.2	1.9	2.2	2.4	2.4	2.6
23.0	22.0	21.6	25.4	Data Processing	5.2	5.7	5.7	5.0	5.6	6.5	6.4	6.9
10.4	10.9	10.5	10.5	Communication	2.6	2.7	2.7	2.6	2.6	2.3	2.6	2.9
15.0	12.0	11.9	16.4	Professional Fees	3.7	2.8	3.1	2.3	3.7	3.6	5.3	3.7
4.7	7.0	7.0	6.1	Loan Expenses	1.6	2.0	1.9	1.5	1.3	1.4	1.7	1.7
3.8	2.7	2.4	3.0	Supplies	0.6	0.6	0.7	0.5	0.7	0.8	0.8	0.7
7.5	6.0	5.1	6.3	FDIC Assessment	1.7	0.1	1.9	1.5	1.4	1.4	1.7	1.7
2.0	17.1	4.1	3.1	Other Real Estate Owned Expense	1.0	1.5	1.5	0.1	0.8	1.3	0.8	0.3
8.8	7.9	8.2	9.1	Intangible Amortization	2.5	1.8	1.9	1.9	1.8	2.0	2.5	2.8
15.0	16.0	21.3	16.2	Other Expense	4.2	4.1	7.6	5.4	2.8	5.3	5.2	2.9

348.5	365.8	362.0	386.4	Total Noninterest Expense	90.2	86.9	96.7	88.2	88.3	98.1	100.0	100.1

7.5	5.0	(2.3)	3.1	Provision for Loan Losses	0.8	(3.7)	(1.7)	2.3	0.0	(0.4)	2.6	0.9

99.8	127.8	142.5	142.0	Income (loss) before Income Taxes	34.3	42.2	30.8	35.2	35.8	26.4	40.2	39.6

27.3	36.1	41.6	38.3	Total Taxes	10.4	13.7	6.9	10.6	9.2	7.7	11.1	10.3

$72.5	$91.7	$100.9	$103.7	Net Income (Loss)	$23.9	$28.5	$23.9	$24.5	$26.5	$18.8	$29.1	$29.3

$0.76	$0.95	$1.00	$0.95	Net Income (Loss) Avail to Common	$0.24	$0.28	$0.23	$0.25	$0.26	$0.18	$0.26	$0.25

94,467	96,440	100,712	107,818	Average Basic Common Shares (000’s)	101,081	100,981	100,645	100,153	99,797	103,904	111,428	115,924
94,772	96,833	101,198	108,365	Average Diluted Common Shares (000’s)	101,547	101,352	101,131	100,718	100,325	104,361	111,947	116,592

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp

Balance Sheet (EOP)

Fourth Quarter 2014

($ in Millions)

						Change from Prior Year
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	12/31/2014 vs. 12/31/2013		12/31/2012	12/31/2011
Assets
Fed Reserve Bank Account	$20.0	$19.9	$16.0	$12.8	$11.2	$8.7	77.8%	$41.9	$26.4
Money Market Investments	12.1	5.7	4.9	4.3	4.9	7.2	148.0%	3.9	4.8
Investments:
Treasury & Gov’t Sponsored Agencies	868.3	807.6	803.8	675.6	619.3	249.0	40.2%	703.1	416.1
Mortgage-backed Securities	1,265.3	1,252.5	1,249.2	1,278.4	1,342.1	(76.8)	-5.7%	1,250.6	1,352.2
States & Political Subdivisions	967.7	927.5	964.1	829.3	825.5	142.3	17.2%	746.6	619.2
Other Securities	445.6	420.4	418.3	409.3	392.2	53.4	13.6%	244.3	202.0

Total Investments	3,546.9	3,408.0	3,435.5	3,192.6	3,179.1	367.9	11.6%	2,944.6	2,589.5

Loans Held for Sale	213.5	12.9	11.4	6.2	7.7	205.8	N/M	12.6	4.5
Loans:
Commercial	1,610.3	1,627.4	1,475.4	1,342.8	1,345.6	264.7	19.7%	1,279.2	1,137.0
Commercial Leases	19.3	20.4	23.4	24.7	27.8	(8.6)	-30.7%	57.7	79.6
Commercial & Agriculture Real Estate	1,711.1	1,614.6	1,354.7	1,156.6	1,160.9	550.2	47.4%	1,255.9	1,067.4
Consumer:
Home Equity	361.1	342.4	280.5	248.7	248.5	112.6	45.3%	253.6	216.2
Other Consumer Loans	949.5	932.3	808.5	749.1	722.8	226.7	31.4%	653.3	645.2

Subtotal of Commercial & Consumer Loans	4,651.3	4,537.1	3,942.6	3,521.9	3,505.6	1,145.7	32.7%	3,499.6	3,145.4
Residential Real Estate	1,519.2	1,547.0	1,425.2	1,356.2	1,359.5	159.6	11.7%	1,324.7	995.5
Covered Loans	147.7	158.3	171.1	194.2	217.8	(70.1)	-32.2%	372.3	626.4

Total Loans	6,318.2	6,242.4	5,538.9	5,072.3	5,083.0	1,235.2	24.3%	5,196.6	4,767.2

Total Earning Assets	10,110.7	9,688.9	9,006.6	8,288.2	8,285.9	1,824.9	22.0%	8,199.6	7,392.5

Allowance for Loan Losses	(47.8)	(48.3)	(46.2)	(47.6)	(47.1)	0.7	1.5%	(54.8)	(58.1)
Nonearning Assets:
Cash and Due from Banks	207.9	205.9	215.8	197.4	190.6	17.3	9.1%	218.3	191.6
Premises & Equipment	135.9	130.2	118.0	108.9	108.3	27.6	25.5%	89.9	71.9
Goodwill & Intangible Assets	569.5	530.5	439.3	376.8	378.7	190.9	50.4%	368.0	286.8
Company-owned Life Insurance	325.6	316.2	299.5	277.0	275.1	50.5	18.4%	270.6	248.7
FDIC Indemnification Asset	20.6	28.0	51.4	65.7	88.5	(67.9)	-76.7%	116.6	169.5
Covered ORE	9.1	9.5	11.2	12.9	13.7	(4.6)	-33.4%	26.1	30.4
Other Assets	316.0	318.9	292.2	265.5	288.1	27.9	9.7%	309.2	276.3

Total Nonearning Assets	1,584.7	1,539.1	1,427.5	1,304.2	1,343.0	241.7	18.0%	1,398.8	1,275.2

Total Assets	$11,647.6	$11,179.8	$10,387.9	$9,544.8	$9,581.7	$2,065.8	21.6%	$9,543.6	$8,609.7

Liabilities & Equity
Noninterest-bearing Demand Deposits	$2,427.7	$2,371.0	$2,129.7	$2,047.7	$2,026.5	$401.3	19.8%	$2,007.8	$1,728.5
NOW Accounts	2,176.9	2,069.5	1,912.2	1,789.2	1,775.9	400.9	22.6%	1,827.7	1,569.1
Savings Accounts	2,222.6	2,178.1	2,100.2	2,014.6	1,941.7	280.9	14.5%	1,869.4	1,570.4
Money Market Accounts	574.5	547.1	428.0	446.0	448.8	125.6	28.0%	292.9	295.8
Other Time under $100,000	780.2	724.2	699.4	714.9	752.7	27.6	3.7%	915.7	1,004.0
Other Time $100,000 & over	272.3	277.9	247.9	245.9	265.3	7.0	2.6%	365.5	421.9

Total Core Deposits	8,454.2	8,167.7	7,517.4	7,258.2	7,210.9	1,243.3	17.2%	7,278.9	6,589.8
Brokered CD’s	36.5	39.6	37.6	—	—	36.5	N/M	0.1	21.7

Total Deposits	8,490.7	8,207.3	7,555.0	7,258.2	7,210.9	1,279.8	17.7%	7,279.0	6,611.6

Short-term Borrowings	551.3	495.3	467.6	410.1	462.3	89.0	19.2%	589.8	424.8
Other Borrowings	920.1	871.7	902.0	506.8	556.4	363.7	65.4%	237.5	290.8

Total Borrowed Funds	1,471.4	1,367.0	1,369.6	916.9	1,018.7	452.7	44.4%	827.3	715.6
Accrued Expenses & Other Liabilities	219.7	198.3	186.0	184.5	189.5	30.2	16.0%	242.8	248.9

Total Liabilities	10,181.8	9,772.6	9,110.6	8,359.5	8,419.1	1,762.7	20.9%	8,349.1	7,576.1

Common Stock, Surplus & Retained Earnings	1,497.3	1,437.8	1,310.7	1,223.2	1,207.1	290.2	24.0%	1,164.8	1,018.6
Other Comprehensive Income	(31.6)	(30.6)	(33.3)	(37.9)	(44.5)	12.9	29.0%	29.8	15.0

Total Shareholders Equity	1,465.8	1,407.2	1,277.3	1,185.2	1,162.6	303.1	26.1%	1,194.6	1,033.6

Total Liabilities & Shareholders Equity	$11,647.6	$11,179.8	$10,387.9	$9,544.8	$9,581.7	$2,065.8	21.6%	$9,543.6	$8,609.7

EOP - End of period actual balances	N/M = Not meaningful

Old National Bancorp

Balance Sheet Trends

PERIOD AVERAGES

($ in Millions)

2011	2012	2013	2014		2013				2014
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Assets
$146.0	$23.5	$16.7	$12.3	Fed Reserve Bank Account	$18.4	$12.7	$16.3	19.3	$11.1	$12.7	$13.9	$11.5
6.8	5.6	5.6	7.6	Money Market Investments	5.8	6.2	5.9	4.5	6.0	6.5	8.8	9.9
				Investments:
613.2	538.2	607.5	760.6	Treasury & Gov’t Sponsored Agencies	661.0	582.1	568.0	618.9	640.3	739.1	820.2	839.8
1,356.4	1,288.1	1,430.1	1,281.4	Mortgage-backed Securities	1,327.5	1,514.0	1,454.2	1,424.7	1,321.4	1,281.8	1,268.2	1,255.1
580.9	684.6	818.4	889.3	States & Political Subdivisions	794.0	849.2	814.4	816.1	824.5	893.2	929.6	908.7
211.9	214.6	289.0	418.7	Other Securities	256.3	258.6	269.5	371.7	403.2	416.8	421.1	433.4

2,762.3	2,725.5	3,145.0	3,350.0	Total Investments	3,038.8	3,203.9	3,106.1	3,231.4	3,189.4	3,331.0	3,439.1	3,436.9

3.5	4.9	8.6	9.3	Loans Held for Sale	10.7	10.7	7.6	5.5	3.8	6.5	13.6	13.1
—	—	1.2	—	Leases Held for Sale	—	0.1	4.6	—	—	—	—	—
				Loans:
1,169.5	1,156.0	1,319.7	1,483.0	Commercial	1,256.2	1,339.1	1,353.3	1,330.3	1,328.3	1,428.8	1,546.1	1,624.9
92.5	68.3	41.0	22.9	Commercial Leases	54.5	48.4	32.1	29.0	26.2	24.2	21.8	19.7
1,152.8	1,100.9	1,196.8	1,417.4	Commercial & Agriculture Real Estate	1,235.6	1,208.9	1,179.9	1,163.0	1,165.8	1,276.7	1,527.1	1,693.3
				Consumer:
258.9	250.7	263.2	313.1	Home Equity	270.1	260.9	258.3	263.3	262.7	284.1	340.2	364.0
643.3	621.8	648.7	827.0	Other Consumer Loans	626.5	626.2	651.2	691.2	719.8	768.7	861.7	954.7

3,317.0	3,197.7	3,469.5	4,063.3	Subtotal of Commercial & Consumer Loans	3,442.9	3,483.4	3,474.8	3,476.8	3,502.9	3,782.4	4,296.8	4,656.7
822.5	1,150.9	1,373.4	1,462.7	Residential Real Estate	1,338.8	1,377.7	1,422.0	1,355.0	1,358.5	1,405.2	1,507.8	1,576.6
301.0	508.9	292.3	177.2	Covered Loans	355.1	312.0	272.2	229.9	204.6	185.7	164.8	153.8

4,440.5	4,857.5	5,135.1	5,703.3	Total Loans	5,136.8	5,173.1	5,169.0	5,061.7	5,065.9	5,373.3	5,969.4	6,387.1

7,359.1	7,617.1	8,312.2	9,082.6	Total Earning Assets	8,210.5	8,406.6	8,309.4	8,322.3	8,276.3	8,730.1	9,444.9	9,858.5

(70.8)	(56.1)	(50.6)	(47.3)	Allowance for Loan Losses	(53.2)	(52.9)	(49.2)	(47.2)	(46.6)	(47.4)	(46.6)	(48.4)
1,096.3	1,239.6	1,328.3	1,396.8	Nonearning Assets	1,319.2	1,307.6	1,345.8	1,340.6	1,262.5	1,329.8	1,454.8	1,535.8

$8,384.7	$8,800.5	$9,589.9	$10,432.2	Total Assets	$9,476.6	$9,661.4	$9,606.0	$9,615.7	$9,492.2	$10,012.5	$10,853.0	$11,345.9

				Liabilities & Equity
$1,555.9	$1,828.8	$1,952.8	$2,166.6	Noninterest-bearing Demand Deposits	$1,942.1	$1,914.6	$1,948.6	$2,005.8	$1,986.5	$2,055.4	$2,240.1	$2,379.4
1,472.7	1,608.6	1,734.8	1,989.8	NOW Accounts	1,726.4	1,707.3	1,716.2	1,789.4	1,783.5	1,937.4	2,042.3	2,190.9
1,384.3	1,728.9	1,916.1	2,104.1	Savings Accounts	1,870.6	1,892.2	1,946.9	1,954.8	1,968.0	2,078.0	2,162.9	2,204.1
328.6	289.0	368.4	490.2	Money Market Accounts	295.4	289.7	440.1	448.6	448.0	442.7	511.0	557.8
1,596.8	1,309.5	1,152.3	996.4	Other Time	1,232.1	1,147.9	1,168.1	1,061.1	988.4	959.6	988.9	1,048.2

6,338.3	6,764.7	7,124.4	7,747.1	Total Core Deposits	7,066.6	6,951.7	7,219.8	7,259.7	7,174.5	7,473.1	7,945.1	8,380.5

51.0	10.5	0.0	28.0	Brokered CD’s	0.1	—	—	—	—	36.3	37.1	38.0

6,389.2	6,775.2	7,124.5	7,775.1	Total Deposits	7,066.6	6,951.7	7,219.8	7,259.7	7,174.5	7,509.4	7,982.2	8,418.5

363.6	413.9	517.7	404.9	Short-term Borrowings	684.5	557.9	421.1	407.1	380.2	400.0	401.5	437.4
414.9	280.2	539.3	753.9	Other Borrowings	294.6	731.0	572.7	559.0	581.4	684.4	916.4	829.2

778.5	694.1	1,057.0	1,158.9	Total Borrowed Funds	979.1	1,288.9	993.8	966.0	961.6	1,084.4	1,317.8	1,266.5

215.7	232.2	226.3	186.9	Accrued Expenses & Other Liabilities	233.0	222.9	227.9	221.1	181.3	167.9	188.1	210.0

7,383.5	7,701.6	8,407.7	9,120.9	Total Liabilities	8,278.8	8,463.5	8,441.6	8,446.8	8,317.4	8,761.7	9,488.1	9,895.1

990.3	1,072.1	1,188.9	1,342.6	Common Stock, Surplus & Retained Earnings	1,168.8	1,176.1	1,201.0	1,209.7	1,211.3	1,283.0	1,396.2	1,476.2
10.9	26.9	(6.7)	(31.3)	Other Comprehensive Income	29.0	21.7	(36.6)	(40.8)	(36.5)	(32.2)	(31.3)	(25.3)

1,001.2	1,099.0	1,182.2	1,311.3	Total Shareholders Equity	1,197.7	1,197.9	1,164.5	1,168.9	1,174.8	1,250.8	1,365.0	1,450.9

$8,384.7	$8,800.5	$9,589.9	$10,432.2	Total Liabilities & Shareholders Equity	$9,476.6	$9,661.4	$9,606.0	$9,615.7	$9,492.2	$10,012.5	$10,853.0	$11,345.9

Old National Bancorp

Interest Rate Trends (FTE basis)

PERIOD AVERAGES

2011	2012	2013	2014		2013				2014
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Earning Assets:
0.33%	0.51%	0.17%	0.21%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.22%	0.15%	0.14%	0.16%	0.14%	0.20%	0.11%	0.38%
				Investments:
2.35%	2.35%	2.24%	2.05%	Treasury & Gov’t Sponsored Agencies	2.24%	2.24%	2.30%	2.19%	2.20%	2.06%	2.00%	1.99%
2.80%	2.26%	1.85%	1.81%	Mortgage-backed Securities	1.92%	1.78%	1.82%	1.89%	1.93%	1.87%	1.72%	1.69%
5.88%	5.47%	5.33%	5.07%	States & Political Subdivisions	5.19%	5.18%	5.48%	5.49%	5.14%	5.14%	5.05%	4.99%
4.23%	3.76%	2.92%	2.70%	Other Securities	3.31%	3.34%	3.39%	2.01%	2.96%	2.68%	2.64%	2.54%

3.30%	3.18%	2.93%	2.83%	Total Investments	2.96%	2.89%	3.00%	2.87%	2.94%	2.89%	2.80%	2.73%

				Loans:
4.70%	4.87%	4.42%	4.52%	Commercial	4.44%	4.63%	4.24%	4.39%	5.00%	4.27%	4.45%	4.43%
6.46%	6.36%	6.16%	6.36%	Commercial Leases (1)	6.08%	5.97%	6.40%	6.33%	6.32%	6.41%	6.35%	6.34%
6.03%	7.22%	7.15%	8.87%	Commercial & Agriculture Real Estate	7.17%	6.77%	6.80%	7.49%	8.47%	8.06%	11.86%	6.66%
				Consumer:
4.20%	4.09%	4.55%	4.08%	Home Equity	4.03%	4.03%	4.00%	6.18%	4.43%	4.40%	4.38%	3.28%
6.92%	6.03%	5.16%	4.06%	Other Consumer Loans	5.71%	5.42%	5.03%	4.57%	4.32%	4.17%	3.93%	3.89%

5.43%	5.79%	5.51%	5.94%	Subtotal of Commercial & Consumer Loans	5.73%	5.56%	5.33%	5.72%	6.05%	5.62%	7.06%	5.09%
4.87%	4.50%	4.12%	4.07%	Residential Real Estate Loans (1)	4.15%	4.12%	4.09%	4.12%	3.97%	4.03%	4.16%	4.10%

5.46%	5.56%	5.18%	5.43%	Total Loans (1)	5.26%	5.12%	4.95%	5.24%	5.44%	5.16%	6.27%	4.81%

4.60%	4.70%	4.32%	4.47%	Total Earning Assets	4.39%	4.26%	4.21%	4.30%	4.46%	4.28%	5.00%	4.09%

				Interest-bearing Liabilities:
0.04%	0.03%	0.03%	0.03%	NOW Accounts	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
0.29%	0.22%	0.15%	0.14%	Savings Accounts	0.17%	0.15%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
0.10%	0.10%	0.06%	0.05%	Money Market Accounts	0.08%	0.06%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
1.87%	1.70%	1.27%	0.91%	Other Time	1.42%	1.44%	1.20%	0.97%	1.00%	0.99%	0.92%	0.88%

0.73%	0.54%	0.35%	0.24%	Total Interest-bearing Deposits	0.42%	0.40%	0.33%	0.26%	0.26%	0.24%	0.23%	0.22%
1.59%	0.78%	2.24%	0.55%	Brokered CD’s	2.27%	0.00%	0.00%	0.00%	0.00%	0.52%	0.67%	0.45%

0.74%	0.55%	0.35%	0.24%	Total Interest-bearing Deposits & CD’s	0.42%	0.40%	0.33%	0.26%	0.26%	0.25%	0.23%	0.22%

0.15%	0.13%	0.12%	0.08%	Short-term Borrowings	0.16%	0.15%	0.09%	0.06%	0.07%	0.08%	0.08%	0.08%
4.16%	2.98%	1.04%	1.29%	Other Borrowings	2.06%	0.69%	0.98%	1.01%	0.99%	0.94%	1.23%	1.81%

2.29%	1.28%	0.59%	0.86%	Total Borrowed Funds	0.74%	0.46%	0.60%	0.61%	0.62%	0.62%	0.86%	1.19%

0.96%	0.64%	0.39%	0.35%	Total Interest-bearing Liabilities	0.47%	0.41%	0.37%	0.32%	0.32%	0.31%	0.35%	0.40%

3.64%	4.05%	3.94%	4.12%	Net Interest Rate Spread	3.92%	3.85%	3.84%	4.00%	4.15%	3.97%	4.65%	3.69%

3.87%	4.23%	4.02%	4.22%	Net Interest Margin (FTE)	4.04%	3.97%	3.96%	4.11%	4.22%	4.07%	4.78%	3.83%

$11.8	$13.2	$16.9	$17.0	FTE Adjustment ($ in millions)	$3.9	$4.2	$4.4	$4.4	$3.9	$4.3	$4.5	$4.3

FTE - Fully taxable equivalent basis

(1)	Includes loans and leases held for sale.

Old National Bancorp

Asset Quality (EOP) Excludes Covered Assets (4)

($ in Millions)

2011	2012	2013	2014		2013				2014
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$72.3	$57.1	$49.0	$41.7	Beginning Allowance for Loan Losses	$49.0	$47.3	$43.9	$42.3	$41.7	$41.5	$42.5	$44.7

6.5	(1.0)	(3.9)	4.4	Provision for Loan Losses	(0.6)	(3.3)	(1.3)	1.3	(0.4)	1.1	3.0	0.7

(34.1)	(21.4)	(14.9)	(10.4)	Gross Charge-offs	(4.0)	(3.4)	(3.4)	(4.1)	(2.6)	(2.1)	(2.4)	(3.3)
12.4	14.3	11.5	8.6	Gross Recoveries	2.9	3.3	3.1	2.2	2.7	2.0	1.7	2.2

(21.7)	(7.1)	(3.4)	(1.8)	Net Charge-offs	(1.1)	(0.1)	(0.3)	(1.9)	0.2	(0.1)	(0.8)	(1.1)

$57.1	$49.0	$41.7	$44.3	Ending Allowance for Loan Losses	$47.3	$43.9	$42.3	$41.7	$41.5	$42.5	$44.7	$44.3

0.53%	0.16%	0.07%	0.03%	Net Charge-offs / Average Loans (1)	0.10%	0.01%	0.03%	0.16%	-0.02%	0.01%	0.05%	0.07%

$4,139.5	$4,348.7	$4,842.8	$5,526.1	Average Loans Outstanding (1)	$4,781.7	$4,861.1	$4,896.8	$4,831.8	$4,861.3	$5,187.6	$5,804.5	$6,233.3

$4,140.8	$4,824.3	$4,865.1	$6,170.5	EOP Loans Outstanding (1)	$4,785.6	$4,887.6	$4,821.7	$4,865.1	$4,878.1	$5,367.7	$6,084.1	$6,170.5

1.38%	1.02%	0.86%	0.72%	Allowance for Loan Loss / EOP Loans (1)	0.99%	0.90%	0.88%	0.86%	0.85%	0.79%	0.73%	0.72%

				Underperforming Assets:
$1.1	$1.1	$0.2	$0.5	Loans 90 Days & over (still accruing)	$2.0	$1.2	$0.8	$0.2	$0.2	$0.3	$0.5	$0.5

				Non-performing Loans:
115.3	150.4	96.6	125.7	Nonaccrual Loans (2)	145.3	129.5	107.6	96.6	84.8	96.7	125.4	125.7
1.3	9.2	15.6	12.7	Renegotiated Loans	9.1	9.0	14.0	15.6	20.2	21.3	22.1	12.7

116.7	159.5	112.2	138.4	Total Non-performing Loans	154.4	138.5	121.6	112.2	105.0	118.0	147.5	138.4

7.1	11.2	7.6	7.2	Foreclosed properties	9.1	7.7	9.6	7.6	7.6	6.7	8.2	7.2

$124.9	$171.8	$120.0	$146.1	Total Underperforming Assets	$165.5	$147.4	$132.0	$120.0	$112.9	$125.0	$156.2	$146.1

$204.1	$233.4	$159.8	$233.5	Classified Loans - “Problem Loans”	$221.7	$198.4	$178.3	$159.8	$170.5	$203.9	$226.1	$233.5
106.9	59.2	43.9	26.5	Other Classified Assets	57.0	49.6	48.4	43.9	42.0	41.5	26.5	26.5
80.1	113.3	135.4	194.8	Criticized Loans - “Special Mention Loans”	127.3	152.8	129.5	135.4	112.3	112.9	170.5	194.8

$391.1	$405.9	$339.0	$454.8	Total Classified & Criticized Assets	$406.0	$400.9	$356.1	$339.0	$324.8	$358.2	$423.1	$454.8

2.82%	3.31%	2.31%	2.24%	Non-performing loans / EOP Loans (1)	3.23%	2.83%	2.52%	2.31%	2.15%	2.20%	2.43%	2.24%

49%	31%	37%	32%	Allowance to Non-performing Loans (3)	31%	32%	35%	37%	40%	36%	30%	32%

3.02%	3.56%	2.47%	2.37%	Under-performing Assets / EOP Loans (1)	3.46%	3.02%	2.74%	2.47%	2.31%	2.33%	2.57%	2.37%

$8,609.7	$9,543.6	$9,581.7	$11,647.6	EOP Total Assets (includes covered assets)	$9,673.7	$9,641.1	$9,652.1	$9,581.7	$9,544.8	$10,387.9	$11,179.8	$11,647.6

1.45%	1.80%	1.25%	1.25%	Under-performing Assets / EOP Assets	1.71%	1.53%	1.37%	1.25%	1.18%	1.20%	1.40%	1.25%

EOP - End of period actual balances

(1)	Excludes loans and leases held for sale.
(2)	Includes $22.1 million in 4Q14 of renegotiated loans.
(3)	Because the acquired loans from Monroe, Integra, IBT, Tower, United and LSB were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At December 31, 2014, approximately $147.7 million of loans and $9.1 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

Asset Quality (EOP) Including Covered Assets (4)

($ in Millions)

2011	2012	2013	2014		2013				2014
					1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$72.3	$58.1	$54.8	$47.1	Beginning Allowance for Loan Losses	$54.8	$53.5	$49.3	$47.3	$47.1	$47.6	$46.2	$48.3

7.5	5.0	(2.3)	3.1	Provision for Loan Losses	0.8	(3.7)	(1.7)	2.3	0.0	(0.4)	2.6	0.9

(34.9)	(22.3)	(17.0)	(11.2)	Gross Charge-offs	(5.0)	(4.0)	(3.5)	(4.5)	(2.4)	(3.1)	(2.1)	(3.5)
13.2	14.0	11.7	8.8	Gross Recoveries	2.9	3.5	3.2	2.0	2.8	2.1	1.7	2.2

(21.7)	(8.3)	(5.3)	(2.4)	Net Charge-offs	(2.1)	(0.5)	(0.3)	(2.4)	0.4	(1.0)	(0.5)	(1.3)

$58.1	$54.8	$47.1	$47.8	Ending Allowance for Loan Losses	$53.5	$49.3	$47.3	$47.1	$47.6	$46.2	$48.3	$47.8

0.49%	0.17%	0.10%	0.04%	Net Charge-offs / Average Loans (1)	0.17%	0.04%	0.02%	0.19%	-0.03%	0.07%	0.03%	0.08%

$4,440.5	$4,857.5	$5,135.1	$5,703.3	Average Loans Outstanding (1)	$5,136.8	$5,173.1	$5,169.0	$5,061.7	$5,065.9	$5,373.3	$5,969.4	$6,387.1

$4,767.2	$5,196.6	$5,083.0	$6,318.2	EOP Loans Outstanding (1)	$5,112.0	$5,176.2	$5,072.5	$5,083.0	$5,072.3	$5,538.9	$6,242.4	$6,318.2

1.22%	1.05%	0.93%	0.76%	Allowance for Loan Loss / EOP Loans (1)	1.05%	0.95%	0.93%	0.93%	0.94%	0.83%	0.77%	0.76%

				Underperforming Assets:
$3.4	$1.1	$0.2	$0.5	Loans 90 Days & over (still accruing)	$2.0	$1.2	$0.9	$0.2	$0.2	$0.4	$0.6	$0.5

				Non-performing Loans:
298.2	254.3	128.4	140.9	Nonaccrual Loans (2)	210.5	189.8	148.3	128.4	112.1	118.0	142.3	140.9
1.3	9.2	15.7	12.9	Renegotiated Loans	9.1	9.0	14.0	15.7	20.4	21.4	22.3	12.9

299.5	263.5	144.2	153.7	Total Non-performing Loans	219.6	198.8	162.3	144.2	132.5	139.5	164.6	153.7

37.6	37.3	21.2	16.4	Foreclosed properties	35.2	30.9	27.9	21.2	20.5	17.9	17.6	16.4

$340.5	$301.9	$165.7	$170.5	Total Underperforming Assets	$256.8	$230.9	$191.0	$165.7	$153.2	$157.7	$182.8	$170.5

$404.3	$355.4	$195.3	$250.9	Classified Loans - “Problem Loans”	$303.1	$265.9	$223.9	$195.3	$200.9	$228.7	$245.1	$250.9
106.9	59.2	43.9	26.5	Other Classified Assets	57.0	49.6	48.4	43.9	42.0	41.5	26.5	26.5
103.2	122.6	143.8	199.3	Criticized Loans - “Special Mention Loans”	141.5	166.8	139.4	143.8	119.8	119.4	175.8	199.3

$614.4	$537.2	$383.0	$476.7	Total Classified & Criticized Assets	$501.7	$482.4	$411.7	$383.0	$362.7	$389.6	$447.4	$476.7

6.28%	5.07%	2.84%	2.43%	Non-performing loans / EOP Loans (1)	4.30%	3.84%	3.20%	2.84%	2.61%	2.52%	2.64%	2.43%

19%	21%	33%	31%	Allowance to Non-performing Loans (3)	24%	25%	29%	33%	36%	33%	29%	31%

7.14%	5.81%	3.26%	2.70%	Under-performing Assets / EOP Loans (1)	5.02%	4.46%	3.77%	3.26%	3.02%	2.85%	2.93%	2.70%

$8,609.7	$9,543.6	$9,581.7	$11,647.6	EOP Total Assets (includes covered assets)	$9,673.7	$9,641.1	$9,652.1	$9,581.7	$9,544.8	$10,387.9	$11,179.8	$11,647.6

3.96%	3.16%	1.73%	1.46%	Under-performing Assets / EOP Assets	2.65%	2.39%	1.98%	1.73%	1.61%	1.52%	1.64%	1.46%

EOP - End of period actual balances

(1)	Excludes loans and leases held for sale.
(2)	Includes $22.1 million in 4Q14 of renegotiated loans.
(3)	Because the acquired loans from Monroe, Integra, IBT, Tower, United and LSB were recorded at fair value in accordance with ASC 805 at the date of acquisition, the credit risk is incorporated in the fair value recorded. No allowance for loan losses is recorded on the acquisition date.
(4)	The Company entered into separate loss sharing agreements with the FDIC providing for specified credit loss protection for substantially all acquired single family residential loans, commercial loans, and other real estate owned. At December 31, 2014, approximately $147.7 million of loans and $9.1 million of other real estate owned are covered by the loss sharing agreements. As such, eighty percent of losses incurred on these covered assets will be reimbursed to Old National by the FDIC.

Old National Bancorp

NON-GAAP MEASURES

Fourth Quarter 2014

($ In Millions except EPS information)

					2013				2014
2011	2012	2013	2014		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
				Actual EOP Balances
$1,033.6	$1,194.6	$1,162.6	$1,465.8	GAAP Shareholders’ Equity	$1,199.7	$1,167.0	$1,159.3	$1,162.6	$1,185.2	$1,277.3	$1,407.2	$1,465.8

				Deduct:
253.2	338.8	352.7	530.8	Goodwill	338.8	339.4	352.7	352.7	352.7	408.5	491.4	530.8
33.6	29.2	26.0	38.7	Intangibles	26.7	25.0	26.6	26.0	24.1	30.8	39.0	38.7

286.8	368.0	378.7	569.5		365.5	364.4	379.3	378.7	376.8	439.3	530.5	569.5

$746.8	$826.5	$784.0	$896.2	Tangible Shareholders’ Equity	$834.2	$802.6	$779.9	$784.0	$808.4	$838.1	$876.7	$896.2

				Deduct:
—	—	—	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—	—	—

$746.8	$826.5	$784.0	$896.2	Tangible Common Shareholders’ Equity	$834.2	$802.6	$779.9	$784.0	$808.4	$838.1	$876.7	$896.2

				Actual EOP Balances
$8,609.7	$9,543.6	$9,581.7	$11,647.6	GAAP Assets	$9,673.7	$9,641.1	$9,652.1	$9,581.7	$9,544.8	$10,387.9	$11,179.8	$11,647.6

				Add:
0.6	0.1	0.1	0.2	Trust Overdrafts	0.2	0.1	0.1	0.1	0.0	0.0	0.1	0.2

				Deduct:
253.2	338.8	352.7	530.8	Goodwill	338.8	339.4	352.7	352.7	352.7	408.5	491.4	530.8
33.6	29.2	26.0	38.7	Intangibles	26.7	25.0	26.6	26.0	24.1	30.8	39.0	38.7

286.8	368.0	378.7	569.5		365.5	364.4	379.3	378.7	376.8	439.3	530.5	569.5

$8,323.5	$9,175.7	$9,203.1	$11,078.2	Tangible Assets	$9,308.4	$9,276.7	$9,272.8	$9,203.1	$9,168.0	$9,948.7	$10,649.4	$11,078.2

5,163.5	5,604.9	5,734.0	7,334.0	Risk Weighted Assets	5,595.2	5,640.7	5,680.6	5,734.0	5,729.5	6,339.2	7,063.5	7,334.0

				Actual EOP Balances
$72.5	$91.7	$100.9	$103.7	GAAP Net Income	$23.9	$28.5	$23.9	$24.5	$26.5	$18.8	$29.1	$29.3

				Add:
7.0	6.4	6.5	7.8	Intangible Amortization (net of tax)	1.9	1.5	1.5	1.5	1.5	1.7	2.2	2.5

$79.4	$98.1	$107.4	$111.5	Tangible Net Income	$25.9	$30.0	$25.5	$26.1	$28.0	$20.4	$31.3	$31.7

				Tangible Ratios
10.64%	11.87%	13.70%	12.44%	Return on Tangible Common Equity	12.42%	14.95%	13.05%	13.31%	13.84%	9.76%	14.29%	14.15%
0.95%	1.07%	1.17%	1.01%	Return on Tangible Assets	1.11%	1.29%	1.10%	1.13%	1.22%	0.82%	1.18%	1.15%
8.97%	9.01%	8.52%	8.09%	Tangible Common Equity to Tangible Assets	8.96%	8.65%	8.41%	8.52%	8.82%	8.42%	8.23%	8.09%
14.46%	14.75%	13.67%	12.22%	Tangible Common Equity to Risk Wgt Assets	14.91%	14.23%	13.73%	13.67%	14.11%	13.22%	12.41%	12.22%
7.89	8.17	7.85	7.67	Tangible Common Book Value (1)	8.23	7.96	7.75	7.85	8.08	7.92	7.69	7.67

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.